SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2009

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-23695                  04-3402944
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 (State or other jurisdiction   (Commission File No.)       (I.R.S. Employer
       of incorporation)                                   Identification No.)


160 Washington Street, Brookline, Massachusetts                02447-0469
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   (Address of principal executive offices)                    (Zip Code)



                                 (617) 730-3500

              (Registrant's telephone number, including area code)


                                 Not applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Brookline Bank (the "Association"), a wholly-owned banking subsidiary of Brookline Bancorp, Inc. (the "Company"), and Eastern Funding LLC ("Eastern Funding"), an 86% owned finance company subsidiary of the Association, stipulated and consented to a Cease and Desist Order (the "Order") issued by the Office of Thrift Supervision ( the "OTS"). The Order became effective on February 20, 2009. At December 31, 2008, the total assets of Eastern Funding were approximately 6% of the total consolidated assets of the Company.

The Order was issued as a result of matters relating to compliance with certain laws and regulations, including the Bank Secrecy Act ("BSA"), Anti-Money Laundering ("AML") and Office of Foreign Control ("OFAC") Compliance Programs by Eastern Funding and the indirect automobile lending department of the Association. The Order requires Eastern Funding and the indirect automobile lending department of the Association to conduct a thorough risk assessment of their BSA/AML/OFAC risk exposure, develop and implement a comprehensive BSA/AML/OFAC Program and to take certain other actions identified by the OTS in the Order. Eastern Funding and the Association have already addressed most of the matters mentioned in the Order and expect to complete all of the actions required to be taken by the deadline dates stated in the Order. The Order will not have a material impact on the Company's consolidated financial statements.

The description of the Order set forth in this Item 1.01 is qualified in its entirety by reference to the Order, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.

Item 8.01 Other Events.

On February 19, 2009, Brookline Bancorp, Inc. (the "Company") changed the date of the Annual Meeting of its Stockholders from April 16, 2009 to April 30, 2009. The meeting will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446 at 10:00 a.m. on April 30, 2009. The filing of this Form 8-K serves as notice of the change in the date of the Annual Meeting of the Company's Stockholders.

The date on which the Company will announce its earnings and dividend declaration for the first quarter of 2009 was not changed and remains at April 16, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number     Description
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Exhibit 99.1       Order to Cease and Desist, Order No. NE-08-36, effective
                   February 20, 2009

Exhibit 99.2 Stipulation and Consent to Issuance of Order to Cease and Desist, Order No. NE-08-36, effective February 19, 2009

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                BROOKLINE BANCORP, INC.


 Date: February 20, 2009                By: /s/ Paul R. Bechet
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                                             Paul R. Bechet
                                             Senior Vice President and
                                             Chief Financial Officer